UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2011

W. P. CAREY & CO. LLC

(Exact name of registrant as specified in its charter)

Delaware	001-13779	13-3912578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY 10020

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01—Completion of Acquisition or Disposition of Assets

This Form 8-K/A amends and supplements the registrant’s Form 8-K, as filed on May 6, 2011. Pursuant to Item 2.01 of Form 8-K, this filing includes the historical financial statements and pro forma financial information to satisfy the requirements of Item 9.01(a) and (b).

Item 9.01—Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The consolidated financial statements of Corporate Property Associates 16 — Global Incorporated (“CPA®: 16 — Global”) included in CPA®:16 — Global’s Annual Report on Form 10-K filed on March 30, 2011 are hereby incorporated by reference to satisfy the requirements of this item.

(b)	Pro forma financial information.

The unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

(c)	N/A

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Unaudited pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey & Co. LLC

Date: December 27, 2011	By:	/s/ Mark J. DeCesaris
Mark J. DeCesaris
Chief Financial Officer

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